Property, plant and equipment	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Disclosure of property, plant and equipment [text block]
9.	Property, plant and equipment

During the six months ended 30 June 2023, the Group acquired items of property, plant and equipment with a cost of $19.5 million, primarily consisting of facility equipment. The Group recognized $6.8 million and $4.9 million of depreciation expense for the six months ended 30 June 2023 and 2022, respectively. Disposal of assets in the six months ended 30 June 2023 amounted to $0.4 million.

During the six months ended 30 June 2023 and 2022, the Group recognized no impairments of property, plant and equipment.

The Group pledged $119.4 million and $122.4 million of property, plant and equipment as collateral to secure bank loans with third parties as of 30 June 2023 and 31 December 2022, respectively.